LEGG MASON VALUE TRUST, INC. Primary Shares
                  -------------------------------------------

March 31, 1996 - March 31, 1997 (one year)
-------------------------------
   Cumulative Total Return
   -----------------------
   ERV  = (34.11 x 3.807724) - (26.99 x 3.602303) x 1000 + 1000 = 1335.87
          ---------------------------------------
                       (26.99 x 3.602303)
   P    = 1000

   C    = 1335.87  -  1 = .335869 = 33.59%
          -------                   -----
           1000

Average Annual Return:  Same
---------------------

March 31, 1992 - March 31, 1997 (five years)
-------------------------------
   Cumulative Total Return
   -----------------------
   ERV  = (34.11  X 3.807724) - (15.69 x 3.276853) x 1000 + 1000 = 2526.20
          ----------------------------------------
                       (15.69 x 3.276853)
   P    = 1000

   C    = 2526.20  -  1 = 1.526197 = 152.62%
          -------                    ------
            1000

   Average Annual Return:
   ---------------------

                 1/5
   (1.526197 + 1)    - 1 = 20.36%
                           -----

March 31, 1987 - March 31, 1997 (ten years)
-------------------------------
   Cumulative Total Return:
   -----------------------
   ERV = (34.11 x 3.807724) - (15.07 x 2.516542) x 1000 + 1000 = 3424.76
         ---------------------------------------
                    (15.07 x 2.516542)
   P   =   1000

   C   =   3424.76  -  1 = 2.424757 = 242.48%
           -------                    ------
             1000

   Average Annual Return:
   ---------------------

                 1/10
   (2.424757 + 1)      -  1 = 13.10%
                              -----

                          LEGG MASON VALUE TRUST, INC.
                          ----------------------------
                             NAVIGATOR VALUE TRUST
                             ---------------------

March 31, 1996 - March 31, 1997 (one year)
-------------------------------
   Cumulative Total Return
   -----------------------
   ERV  = (34.30 x .610563) - (27.08 x .572989) x 1000 + 1000 = 1349.68
          -------------------------------------
                      (27.08 x .572989)
   P    = 1000

   C    = 1349.68  -  1 = .349679 = 34.97%
          -------                   -----
           1000

Average Annual Return:  Same
---------------------

December 1, 1994 - March 31, 1997 (life of class)
---------------------------------
   Cumulative Total Return
   -----------------------
   ERV  = (34.30 x .610563) - (18.76 x .533049) x 1000 + 1000 = 2094.23
          -------------------------------------
                      (18.76 x .533049)
   P    = 1000

   C    = 2094.23  -  1 = 1.094231 = 109.42%
          -------                    ------
           1000

Average Annual Return:
---------------------

                 1/2.334246
   (1.094231 + 1)            -  1  =  37.25%
                                      -----